Exhibit 23.2


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1997 included in CRIIMI MAE Inc.'s Form 10-K for the year ended December 31, 1996 and all references to our Firm included in this Registration Statement.


     ARTHUR ANDERSEN LLP
     June 19, 1997